UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): September 13, 2016

INDEPENDENCE HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32244	58-1407235
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 CUMMINGS POINT ROAD, STAMFORD, CONNECTICUT	06902
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Dismissal of Independent Registered Public Accounting Firm

Effective September 13, 2016, the Audit Committee (the “Committee”) of Independence Holding Company (the “Company”) approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2014 and December 31, 2015 and through September 13, 2016, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its reports on the financial statements for such years, and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, other than the material weaknesses in the internal control over financial reporting that were previously reported in the Company’s Annual Report, filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 6, 2016, which the Company’s  plans to remediate are discussed in Item 4 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016.

The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG LLP’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2015 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states the material weaknesses related to the financial reporting for income taxes have been identified and included in management’s assessment in Item 9A of Form 10-K filed with the Commission on June 6, 2016.

The Company has furnished to KPMG the statements made in this Item 4.01.  Attached as Exhibit 16.1 to this Form 8-K is KPMG’s letter to the Securities and Exchange Commission, dated September 16, 2016, regarding these statements.

Engagement of New Independent Registered Public Accounting Firm

The Company’s Audit Committee decided to engage RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm effective September 13, 2016, subject to completion of its standard client acceptance procedures.  RSM will act as the Company’s independent registered public accounting firm beginning with the quarter ended September 30, 2016.

During the fiscal years ended December 31, 2014 and December 31, 2015 and through September 13, 2016, the Company did not consult with RSM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

16.

Letter, dated September 16, 2016, from KPMG LLP to the Commission regarding the change in the independent registered public accounting firm of the Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

Date:  September 16, 2016

By: /s/ Teresa A. Herbert

Teresa A. Herbert

Senior Vice President and Chief Financial Officer

Exhibit 16.1

September 16, 2016

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Independence Holding Company and, under the date of June 3, 2016, we reported on the consolidated financial statements of Independence Holding Company as of and for the years ended December 31, 2015 and 2014 and the effectiveness of internal control over financial reporting as of December 31, 2015.  On September 13, 2016, we were dismissed. We have read Independence Holding Company’s statements included under Item 4.01 of its Form 8-K dated September 16, 2016, and we agree with such statements, except that we are not in a position to agree or disagree with Independence Holding Company’s statements that the change was approved by the audit committee of the board of directors, or with the statements included in the section “Engagement of New Independent Registered Public Accounting Firm”.

Very truly yours,

/s/ KPMG LLP

KPMG LLP

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